The Value Line Tax Exempt Fund, Inc.

(VLHYX)

S U M M A R Y P R O S P E C T U S
J U L Y 1 , 2 0 1 0

Before you invest, you may want to review the Fund’s Prospectus and Statement of Additional Information, which contain more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund at www.vlfunds.com/all_funds.html. You can also get this information at no cost by calling 800-243-2729 or by sending an email request to fundsliterature@valueline.com. The current Prospectus and Statement of Additional Information dated July 1, 2010, are incorporated by reference into this Summary Prospectus.

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The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus, and any representation to the contrary is a criminal offense.

F U N D S U M M A R Y

What are the Fund’s investment objectives?

The primary investment objective of the Fund is to provide investors with the maximum income exempt from federal income taxes while avoiding undue risk to principal. Capital appreciation is a secondary objective.

What are the Fund’s fees and expenses?

This table describes the fees and expenses you pay in connection with an investment in the Fund.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charges (Load) Imposed on Purchases as a percentage	None
of offering price
Maximum Deferred Sales Charges (Load) as a percentage of original	None
purchase price or redemption price, whichever is lower
Maximum Sales Charges (Load) Imposed on Reinvested Dividends	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses (expenses that are deducted from the Fund’s assets)

Management Fees	0.50%
Distribution and Service (12b-1) fees*	0.25%
Other Expenses	0.27%
Total Annual Fund Operating Expenses	1.02%
Less: 12b-1 Fee Waiver*	–0.25%
Net Expenses*	0.77%

*
Effective July 1, 2010 through June 30, 2011, EULAV Securities, Inc. (the “Distributor”) contractually agreed to waive the Fund’s 12b-1 fee in an amount equal to 0.25% of the Fund’s average daily net assets. There is no assurance that the Distributor will extend the contractual fee waiver beyond June 30, 2011. The waiver cannot be terminated without the approval of the Board of Directors.

Example

This example is intended to help you compare the cost of investing in the Fund to the cost of investing in other mutual funds. The example below shows the cumulative amount of Fund expenses on a hypothetical investment of $10,000 with an annual 5% return over the time shown, assuming that the Fund’s total operating expenses remain the same except in year one. The expenses indicated for each period would be the same whether you sold your shares at the end of each period or continued to hold them. This is an example only, and your actual costs may be greater or less than those shown here. Based on these assumptions, your costs would be:

	1 year	3 years	5 years	10 years
Value Line Tax Exempt Fund	$79	$300	$539	$1,225

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year the Fund’s portfolio turnover rate was 146% of the average value of its portfolio.

What is the principal investment strategy of the Fund?

To achieve the Fund’s investment objectives, under normal conditions at least 80% of the Fund’s assets are invested in securities the income of which is exempt from regular federal income taxation and will not subject non-corporate shareholders to the alternative minimum tax. The Fund invests primarily in investment grade municipal bonds and expects to maintain an average maturity of between 10 and 30 years.

The Fund buys and sells municipal bonds with a view towards seeking a high level of current income exempt from federal income taxes. In selecting municipal bonds for purchase, the Adviser considers the bond’s credit quality and yield potential.

What are the Fund’s principal risks?

Investing in any mutual fund, including the Fund, involves risk, including the risk that you may receive little or no return on your investment, and the risk that you may lose part or all of your investment. When you invest in the Fund, you assume a number of risks. Among them is interest rate risk, the risk that as interest rates rise, the value of some fixed income securities such as municipal securities may decrease; market risk, the risk that securities in a certain market will decline in value because of factors such as economic conditions or government actions; credit risk, the risk that any of the holdings in the Fund will have its credit downgraded or will default; income risk, the risk that the Fund’s income may decline because of falling interest rates and other market conditions; liquidity risk, the risk that at times it may be difficult to value a security or sell it at a fair price and risks associated with credit ratings.

New federal or state legislation may adversely affect the tax-exempt status of securities held by the Fund or the financial ability of municipalities to repay these obligations. In addition, the Fund is subject to the risk that the issuer of a security held by the Fund may not be able to make timely payments due to a general economic downturn, specific conditions affecting the issuer or a particular industry or market sector, or as a result of increased governmental costs. Although distributions of interest income from tax-exempt securities are generally exempt from regular federal income tax, distributions from other sources, including capital gain distributions and any gains on the sale of your shares, are not. You should consult a tax adviser about whether an alternative minimum tax applies to you and about state local taxes on your fund distributions.

The price of the Fund’s shares will increase and decrease according to changes in the value of the Fund’s investments. The market values of municipal securities will vary inversely in relation to their yields.

The Fund has a high portfolio turnover rate which may result in higher brokerage commissions and may negatively affect the Fund’s performance. Because the Fund is actively managed, its investment return depends on the ability of the Adviser to manage its portfolio successfully. The Adviser will apply investment techniques in making decisions for the Fund, but there can be no guarantee that these will produce the desired results.

An investment in the Fund is not a complete investment program and you should consider it just one part of your total investment program. The Fund is not appropriate for IRAs or other tax-advantaged retirement plans.

An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

How has the Fund performed?

This bar chart and table can help you evaluate the potential risks of investing in the Fund. The bar chart below shows how returns for the Fund’s shares have varied over the past ten calendar years, and the table below shows the average annual total returns (before and after taxes) of these shares for one, five, and ten years compared to the performance of the Barclays Capital Municipal Bond Index, which is a broad based market index. The Fund’s past performance (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available at: www.vlfunds.com.

Total Returns (before taxes) as of 12/31 each year (%)

Best Quarter:	Q3 2009	+8.00%
Worst Quarter:	Q3 2008	–5.15%

The Fund’s year-to-date return for the three months ended March 31, 2010, was 0.21%.

Average annual total returns for periods ended December 31, 2009

	1 year	5 years	10 years
Value Line Tax Exempt Fund
Return before taxes	10.50%	2.10%	4.13%
Return after taxes on distributions	10.50%	2.01%	4.05%
Return after taxes on distributions and sale of Fund shares	8.31%	2.31%	4.11%
Barclays Capital Municipal Bond Index	12.91%	4.32%	5.75%
(reflects no deduction for fees,
expenses or taxes)

“Return after taxes on distributions and sale of Fund shares” may be greater than “Return before taxes” because the investor is assumed to be able to use the capital loss on the sale of Fund shares to offset other taxable gains. After-tax returns are calculated using the highest individual federal income tax rate in effect at the time of each distribution and assumed sale, but do not include the impact of state and local taxes. Your actual after-tax returns depend on your own tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their shares in a tax-deferred account (including a 401(k) or IRA account), or to investors that are tax-exempt.

Who manages the Fund?

The Fund’s investment adviser is EULAV Asset Management, LLC.

Liane Rosenberg is primarily responsible for the day-to-day management of the Fund’s portfolio. Ms. Rosenberg has been a portfolio manager with the Adviser since November 2009 and has been the Fund’s portfolio manager since February 2010.

Purchase and sale of Fund shares

Minimum initial investment in the Fund: $1,000.

Minimum additional investment in the Fund: $250.

The Fund’s shares are redeemable and you may redeem your shares (sell them back to the Fund) through your broker-dealer, financial advisor or financial intermediary. You may also redeem your shares by mail by writing to: Value Line Funds, c/o Boston Financial Data Services, Inc., P.O. Box 219729, Kansas City, MO 64121-9729. You can exchange all or part of your investment in the Fund for shares in other Value Line funds. To execute an exchange, call 800-243-2729. The Fund reserves the right to reject any exchange order.

Tax information

The Fund seeks to earn income and pay dividends exempt from federal income tax. A portion of the dividends you receive may be subject to regular federal income tax or to the federal alternative minimum tax. You may also receive taxable distributions attributable to the Fund’s sale of municipal bonds. In addition, all dividends and distributions may be subject to state and local taxes.

Payments to broker-dealers and other financial intermediaries

If you purchase the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.